UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 1, 2014

SELECT INCOME REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-35442	45-4071747
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

(617) 796-8303

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

References in this Current Report on Form 8-K to the “Company” refer to Select Income REIT and its consolidated subsidiaries.

Item 1.01 Entry into a Material Definitive Agreement

On April 1, 2014, the Company entered into a purchase agreement to acquire, and did acquire on such date, a five-story office property located at 1415 West Diehl Road, Naperville, Illinois with approximately 820,000 square feet for a purchase price of approximately $187.5 million, excluding closing costs. The seller was Tellabs Operations, Inc. This purchase was funded using cash on hand and borrowings under the Company’s revolving credit facility. Simultaneously with the closing of the acquisition, the Company leased the property to Tellabs, Inc., an affiliate of the seller, for use as its corporate headquarters, for an initial term of 15 years. The lease may be renewed by the tenant for four renewal periods of five years each.

The description of the purchase agreement is not complete and is subject to and qualified in its entirety by reference to the purchase agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

Reference is hereby made to the information in Item 1.01 Entry into a Material Definitive Agreement, which is incorporated into this Item 2.01 by reference.

Item 7.01.  Regulation FD Disclosure.

On April 7, 2014, the Company issued a press release announcing the acquisition described in Item 1.01 above.  A copy of that press release is furnished as Exhibit 99.1 to this Current Report.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

No financial statements are being filed with this report.  All required financial statements in connection with the acquisition described in Item 2.01 will be filed by amendment pursuant to Item 9.01(a)(4) within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

No pro forma financial information is being filed with this report.  All required pro forma financial information in connection with the acquisition described in Item 2.01 will be filed by amendment pursuant to Item 9.01(b)(2) within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibit.

2.1	Agreement of Purchase and Sale by and between Tellabs Operations, Inc., as Seller, and Select Income REIT, as Buyer, dated April 1, 2014.

99.1	Press Release dated April 7, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ John C. Popeo
Name:	John C. Popeo
Title:	Treasurer and Chief Financial Officer

Date:  April 7, 2014